Sentinel Group Funds, Inc. Sentinel Mid Cap II Fund

Summary Prospectus

Class A, Class C and Class I Shares

March 29, 2012

Class	Ticker Symbol
Class A	SYVAX
Class C	SYVCX
Class I	SYVIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 29, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 94 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 49 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.43%	0.43%	0.23%
Total Annual Fund Operating Expenses	1.48%	2.18%	0.98%
Fee Waiver and/or Expense Reimbursement**	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.43%	2.13%	0.93%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

**The Fund’s investment adviser has agreed, effective January 14, 2012, to waive advisory fees paid by the Fund to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund. This agreement will terminate on March 31, 2013. This agreement may be terminated by a vote of the majority of the directors of the Fund, including the majority of the non-interested directors of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$643	$945	$1,268	$2,180
Class C	321	682	1,169	2,513
Class I	100	312	542	1,201

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$221	$682	$1,169	$2,513

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. A security may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•                  Investment Style Risk. The Fund’s growth style of investing may be out of favor at any particular time. The stocks of growth companies may be more sensitive to investor perceptions about company earnings than other stocks and may be more volatile than the market in general.

•                  Restricted and Illiquid Securities Risk. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class I shares for each calendar year over a ten-year period. The table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Sentinel Mid Cap II Fund, which began operations on May 4, 2007, is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which began operations on April 3, 2000. Performance for the Fund is based on the performance of its predecessors, which had different expenses but substantially similar investment risks. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A, Class C or Institutional Class shares, as applicable, adjusted, in the case of Class A shares, for the current maximum sales charge. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower. Information for Class I shares is presented because the Class I share class has the longest period of annual returns.

Effective at the close of business on January 13, 2012, the Fund’s investment strategies were modified from a focus on value-style investing to a focus on investing in high quality companies with sustainable growth potential and attractive valuations, and the Fund changed its portfolio management team. The performance information provided below relates to the Fund’s investment strategies as implemented by the Fund’s sub-advisers prior to the close of business January 13, 2012.

Inception: 2000 (the inception of the Fund’s predecessor)

Annual Total Return for Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 26.18% (quarter ended June 30, 2009) and the lowest return for a quarter was -29.18% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-3.35	-0.39	6.41
Return Before Taxes: Class C	0.06	-0.05	6.20
Return Before Taxes: Class I	2.24	1.21	7.39
Return After Taxes on Distributions: Class I	2.20	0.76	6.73
Return After Taxes on Distributions and Sale of Fund Shares: Class I*	1.51	1.03	6.44
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)(1)	-1.55	1.41	6.99
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)(2)	-1.73	3.32	7.04
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	-1.38	0.04	7.67

*

Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

(1)

Effective at the close of business January 13, 2012, the Fund replaced its benchmark, the Russell Midcap Value Index, with a primary benchmark, the Russell Midcap Index, and a secondary benchmark, the S&P MidCap 400 Index, because the Fund believes these indices are more appropriate measures of the Fund’s current investment strategy.

(2)

The Standard and Poor’s MidCap 400 Index measures the performance of the mid-sized company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. is the investment adviser to the Fund.

Portfolio Managers. Betsy Pecor, Senior Vice President with Sentinel, Charles C. Schwartz, Senior Vice President with Sentinel, and Matthew McGeary, Vice President with Sentinel, have been portfolio managers of the Fund since the close of business January 13, 2012.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I: Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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